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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-KSB

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                  July 7, 1999

                         Commission File Number: 1-13327

                            Century Industries, Inc.
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             (Exact name of Registrant as specified in its charter)

       District of Columbia                                      54-1666769
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 (State or other jurisdiction of                              (I.R.S. Employer
  incorporation of organization)                             Identification No.)

       45034 Underwood Lane
          Sterling, Va.                                                   20166
        (Mail) P.O. Box 319
          Sterling, VA                                                    20167
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(Address of principal executive offices)                              (Zip Code)

  Registrant's telephone number, including area code: (703) 471-7606.

Securities registered pursuant to Section 12 (b) of the Act: Common Stock, par value $.001 per share

Century Industries, Inc. Class A common               Philadelphia Stock
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                                                      Exchange-PHLX
                                                      -------------

Century Industries, Inc. Class B common               Philadelphia Stock
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                                                      Exchange-PHLX
                                                      -------------

Securities registered pursuant to Section 12 (g) of the Act: Common Stock, par value $.001 per share

                                             Name of each exchange on
      Title of each class                       which registered
      -------------------                    ------------------------
      Class A Common Voting Stock             NASDAQ Bulletin Board

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 of 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                              (1) Yes   X   No
                                      -----    -----
                              (2) Yes   X   No
                                      -----    -----


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ITEM 1. CHANGE OF CONTROL

            By virtue of a Partial Acquisition and Parent/Subsidiary Agreement signed June 23, 1999, by and between Registrant and Interactive Gaming & Communications Corp. ("IGC"), a Delaware corporation trading on the NASDAQ OTC:BB under the symbol "SBET", IGC purchased fifty three and twenty six hundreths percent (53.26%) of the issued and outstanding Class A common voting shares of the Registrant, representing 53.26% of the voting rights of all the classes of stock of the Registrant, in exchange for the issuance of seven and one half million (7,500,000) common voting shares, par value $.001, of IGC. Such shares were issued without registration and are thus restricted securities. The control basis consisted of 5,853,514 Class A common voting share of Registrant, held respectively by Ted L. Schwartzbeck, Joel M. Gundersheimer, the USIB
Trust, Grupo Romvil, S.A., Earlswood Enterprises, Ltd., and Roc Shores Investments, Ltd.

            The transaction occurred on June 23, 1999 by virtue of the execution of a Partial Acquisition and Parent/Subsidiary Agreement. As a result of the execution of this Agreement, fifty three and twenty six hundreths per cent (53.26%) of the Registrant's voting securities has become subject to the control, beneficially and directly, of Interactive Gaming & Communications Corp. Such control, as previously indicated, was acquired from Ted L. Schwartzbeck, Joel M. Gundersheimer, the USIB Trust, Grupo Romvil, S.A., Earlswood Enterprises, Ltd., and Roc Shores Investments, Ltd.

            The Agreement also provides for alternative mechanisms whereby IGC is enabled to acquire the remaining shares of Registrant on a basis "equal to or better than" the terms given to Registrant's control block shareholders.

            By virtue of this Agreement, IGC is given the right to nominate Directors to serve on three of Registrant's five Board of Directors seats.

            In addition, the Agreement provides for the establishment of a three member Executive Committee, two of whom shall be IGC members, and one of whom shall be Registrant's member. This Executive Committee shall direct and assist Registrant's management.

            Registrant states that pursuant to the requirements of Item 403 (c) of Regulation S-K (229.403 (c)), there exists no arrangements other than those known to Registrant by virtue of the aforedescribed Agreement, such as a pledge by any party, of securities of the parent or any subsidiary of Registrant, the operation of which would further change control of Registrant at a future date.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Century Industries, Inc.

July 7, 1999                        /s/ Ted L. Schwartzbeck
                                    -------------------------------
                                    Ted L. Schwartzbeck, President,
                                    Chief Executive Officer

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                   MAJORITY ACQUISITION AND PARENT/SUBSIDIARY
                             RELATIONSHIP AGREEMENT

     This Agreement is made by and between Interactive Gaming & Communications Corp., a Delaware corporation (hereinafter "IGC") with offices at 4070 Butler Pike, Plymouth Meeting, PA, and Century Industries, Inc., a District of Columbia corporation (hereinafter "Century"), this 23rd day of June, 1999, by and between the parties hereto for the consideration, purposes and objectives immediately set forth herein below.

                             I. PURPOSES AND INTENT

     The parties hereto make this Agreement with the intent to accomplish the following purposes set forth below seriatim:

1. IGC seeks, by this Agreement, to acquire a majority interest in Century, and to, by such form and fashion of acquisition, establish a parent/subsidiary relationship between IGC and Century.

2. IGC also seeks hereby, and by the establishment of aforedescribed parent/subsidiary relationship, to increase both its consolidated asset and net capital structure and base to allow IGC to make application for either (1) listing of its shares on a regional and recognized stock exchange, and/or (b) an upgrading of its current listing from the NASDAQ OTC Bulletin Board to the NASDAQ "Small Caps".

3.   Century seeks hereby to benefit its shareholders through this Agreement by
(a) obtaining the consideration provided to it herein from its corporate benefit, and (b) by downsizing and consolidating its operational overheads with those of its parent to reduce costs and thereby increase profitability.

                                II. CONSIDERATION

     The parties hereto agree as follows:

1. The control block shareholders of Century, all signatories hereto, agree to sell and convey to IGC, free and clear of any hypothecation, security interest, or any pledge, 5,853,514 Class A shares, such shares constituting 53.26% (53.26 percent) of the issued and outstanding shares of Century, and, by virtue of the 1:100 ratio of Class A to Class B voting power, constituting 53.26% (53.26 percent) of the voting power of all shares issued and outstanding.



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2. IGC agrees hereby to issue 7,500,000 shares of its common voting $.001 par value stock, to the aforedescribed control block shareholders of Century as consideration for acquiring full legal title to the aforedescribed shares or constituting Century's control block.

3. Century also agrees to (increase/maintain) its Board of Directors membership, and allow IGC to nominate three of five members as nominees to sit upon Century's Board of Directors.

4. It is further agreed, as additional consideration for the execution of this Agreement, that both Century and IGC shall, forthwith, form an Executive Committee consisting of three members, two of whom shall be appointed by IGC and one of whom shall be appointed by Century. The function of the Executive Committee shall be to guide both IGC and Century on a parallel track pending the "Complete Amalgamation Alternatives" set forth immediately below in Section III.

                     III. COMPLETE AMALGAMATION ALTERNATIVES

   Commencing immediately upon the effective date of this Agreement, it shall be the role and the responsibility of the Executive Committee to review and recommend to the respective Board of Directors of both Century and IGC the most propitious, fair and cost effective mechanism to accomplish a complete amalgamation of both IGC and Century into a unitary corporate entity, considering the following alternatives:

A. Statutory Merger: Whereby Century would be fully, completely and wholly acquired, to the degree allowed by law, by IGC. Due consideration shall be given to issues such as proxy costs, dissenter's rights, tax ramifications, and fairness to the public shareholders of both IGC and Century.

B. Creation of New Public Corporate Vehicle: Whereby IGC and Century would vend in their respective corporate statuses into a new publicly traded vehicle found upon a recognized exchange or securities market. Due consideration shall be given to all of the above reflected shareholders' rights issues, cost and tax and corporate issues.

C. Registration Rights Offering: Whereby IGC, in any forthcoming contemplated secondary offering, offers to Century public shareholders, on an equal or superior basis as the share value ratio herein, a mechanism to exchange their public Century shares for public IGC shares.



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D. Acquisition by Tender: Whereby, in similar fashion to the concept above, IGC or a possible publicly trading corporate vehicle in a relationship with IGC above, or IGC and Century together, makes an offer through tender of its shares for the acquisition of Century's publicly held shares on terms equal to, or superior, to those made to the Century control block shareholders herein.

   It shall be the responsibility of the Executive Committee to ensure that any of the preceding proposals, or combinations thereof, it recommends shall provide for treatment equal or superior to that given to Century's control block shareholders herein.

                               IV. ACKNOWLEDGEMENT

   It is specifically acknowledged by the parties hereto that this Agreement is signed with the understanding that negotiations are at present in progress between Century and its subsidiary, Scibal Associates, for the possible sale of the Scibal subsidiary.

   Nothing in this Agreement is intended to conflict therewith nor does any such transaction constitute a bar, in any sense, to this Agreement.

   It is further acknowledged to be the intent of the parties hereto that nothing in this Agreement should prevent either party hereto from fulfilling its pre-existing obligations, contractual requirements, or business commitments, and each of the parties hereto shall cooperate fully, each with the other, to ensure no form of interference therewith occurs.

NOTICES. Any notices hereunder with respect to Century shall be sent to Century Industries, 45034 Underwood Lane, Sterling Virginia 20166.. Any notices hereunder with respect to IGC shall be sent to: 4070 Butler Pike, Plymouth Meeting, PA. Any notice shall be given by registered or certified mail, postage prepaid, and shall be deemed to have been given when deposited in the United States mail. Either party may designate any other address to which notice shall be given, by giving written notice to the other of such change in address in the manner herein provided.

11. GOVERNING LAW. This Agreement has been made in the District of Columbia and shall be construed and governed in accordance with the laws thereof without regard to conflicts of laws, and each of the parties hereto irrevocably consents to the jurisdiction of venue of the federal and local courts located in the District of Columbia.



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12. ENTIRE AGREEMENT. This Agreement contains the entire Agreement between the parties, may not be altered or modified, except in writing and signed by the parties hereto.

13. BINDING EFFECT. This Agreement shall be binding upon the parties hereto and their respective heirs, administrators, successors, and assigns. This Agreement shall survive Century and IGC, jointly and severally, and shall be binding in all respects upon the executors, administrators or any other fiduciary party charged with responsibility over the management of the respective estates of either IGC or Century. It is the express intent of IGC and Century, jointly and severally, that this Agreement shall be the obligation of their respective estates and should be given full force and effect by their respective estate administrators.





SIGNATURES

FOR IGC

/s/ MICHAEL SIMONE
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PRESIDENT




FOR CENTURY

/s/ TED SCHWARTZBECK
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PRESIDENT


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